                          FIRST AMENDMENT TO EMPLOYMENT
                    AND CHANGE-IN-CONTROL SEVERANCE AGREEMENT

         First Amendment (the "Amendment"), dated April 16, 2001, to that certain Employment and Change-In-Control Severance Agreement (the "Agreement") dated as of December 11, 2000, by and between Russell-Stanley Holdings, Inc., a Delaware corporation (the "Company"), David C. Garrison (the "Executive") and, for the purpose of acting as a guarantor of the Company, Russell-Stanley Corp., a New Jersey Corporation (the "Corporation").

         WHEREAS, certain obligations of the Company and the Corporation were guaranteed by Hunter Drums Limited, an Ontario corporation ("HDL"), which joins this Amendment for purposes of providing for its guarantee to apply to the Agreement as amended hereby; and

         WHEREAS, the undersigned are parties to the Agreement, which provides, in Section 4.2, for a Performance Bonus and/or Target Performance Bonus; and

         WHEREAS, such bonus is to be payable annually while the Agreement is in effect, and the reference in Section 4.2 to the Company's 2001 fiscal year is potentially ambiguous; and

         WHEREAS, the parties to the Agreement wish to clarify their intent.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. The phrase in Section 4.2 of the Agreement reading "payable pursuant to the Company's annual incentive plan and in respect of the Company's 2001 fiscal year" is amended to read: "payable pursuant to the Company's annual incentive plan in respect of the Company's applicable fiscal year while this Agreement is in effect".

         2. The following sentence is hereby added to Section 4.2 of the
Agreement: Under no circumstances will the Executive's Salary Percentage for purposes of the Company's Management Incentive Plan be less than the percentage set forth in this Section 4.2 with respect to his Performance Bonus computation.

         3. Section 5.5 of the Agreement is deleted in its entirety and replaced as follows:

            5.5. LTIP TARGET AWARD. For purposes of this Agreement, "LTIP Target Award" shall mean a bonus payable to the Executive upon the Company's achievement of certain performance targets in respect of (a) the Company's fiscal years 2001 and 2002, in an amount equal to $200,000, and in each two-year LTIP performance period thereafter during which the Executive remains employed by the Company, in an amount no less than such amount. In the event that a subsequent LTIP is based upon a time period other than two (2) years, such amount shall be no less than $100,000 per annum.

         4. Exhibit B of the Agreement is hereby deleted in its entirety and replaced as follows:

                                    EXHIBIT B

                 SUPER PERFORMANCE TARGETS AND SUPER PERFORMANCE

                                  BONUS PAYOUT

EBITDA-CONTAINER           % OF INCREMENTAL  $ AMOUNT ADDED    CUMULATIVE BONUS
PURCHASE ("CP") TARGETS    EBITDA-CP ADDED     TO BONUS POOL       POOL AMOUNT
-----------------------    ----------------  ---------------   ----------------
   (000'S OMITTED)
 $21,500  -- $22,000              20%            $100,000          $100,000
  22,001  --  23,000              20%             200,000           300,000
  23,001  --  24,000              30%             300,000           600,000
  24,001  --  25,000              40%             400,000         1,000,000

         *Plus 10% of EBITDA-CP above $25 million.

         5. HDL joins in this Amendment to ratify its guarantee and to affirm that such guarantee applies to the Agreement as amended hereby.


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

         6. Except as set forth herein, the Agreement remains in full force and effect.

         IN WITNESS WHEREOF, this First Amendment has been executed as of the date first written above.

                                   RUSSELL-STANLEY HOLDINGS, INC.

                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________



                                   _______________________________________
                                   David C. Garrison

                                   RUSSELL-STANLEY CORP.


                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________


                                   HUNTER DRUMS LIMITED


                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________


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